EXHIBIT 10.1

AMENDED PROMISSORY NOTE

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, OR ANY OTHER STATE SECURITIES LAW. THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD, OR TRANSFERRED, NOR WILL ANY ASSIGNEE OR TRANSFEREE HEREOF BE RECOGNIZED BY THE MAKER HEREOF AS HAVING ANY INTEREST IN THIS PROMISSORY NOTE, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THIS PROMISSORY NOTE UNDER ANY APPLICABLE STATE LAW AND THE FEDERAL ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED BY REASON OF AN EXEMPTION FROM REGISTRATION UNDER ANY APPLICABLE STATE LAW AND THE FEDERAL ACT.

Atlanta, Georgia

April 10, 2008

    For value received, SPECTRX, INC., a Delaware corporation (the "Company"), promises to pay to the order of DOLORES MALOOF, an individual resident with an address of Atlanta, GA (the "Noteholder"), the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) from a loan made on January 2, 2008, ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) from a loan made on February 7, 2008 and FIFTY THOUSAND AND NO/100 ($50,000.00) from a loan made on March 12, 2008, FIFTY FIVE THOUSAND AND NO/100 ($55,000.00) from a loan made on April 2, 2008 and NINETY FIVE THOUSAND AND NO/100 ($95,000.00), for a total of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00). The Company promises to pay interest on the unpaid principal amount of this Promissory Note at the rate of thirteen percent (13%), on the due date of July 10, 2008, or completion of a financing of at least $2,000,000.00, whichever occurs first. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at SpectRx, Inc., 4955 Avalon Ridge Parkway, Suite 300, Norcross, GA 30071, or such other address as may be specified from time to time as the Noteholder hereof may designate in writing.

    This Note can be converted into the Company's existing 13% Senior Convertible Notes dated March 1, 2007, with equal entitlements, or can be converted into a new financing the Company may enter into, with the same terms as the new investors of such financing. Under no circumstances is the Noteholder required to convert into any current or future financing.

    Should any installment not be paid when due, then entire unpaid principal sum evidenced by this note, with all accrued interest, shall, at the option of the Noteholder, and with 10 days notice to the undersigned, become due and may be collected forthwith, time being of the essence of this contract. It is further agreed that failure of the Noteholder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of such right of acceleration or estop the Noteholder from exercising such right.

    In case this note is collected by action at law, or through an attorney at law, all costs of collection, including reasonable attorney's fees, shall be paid by the maker hereof.

    The maker, hereby waives and renounces any and all exemption rights it may have under or by virtue of the Constitution or laws of Georgia, or any other State, or the United States, as against this debt or any renewal thereof; and further waives demand, protest and notice of demand, protest and non-payment.

    In case of default in the payment after demand therefor, and in case the Noteholder of this note should elect, on account of such default, to declare the unpaid balance of the principal sum due and payable, said principal sum, or so much thereof as may remain unpaid at the time of such default, shall bear interest at the rate of eighteen per centum (18%) per annum from the date of such default.

    This contract is to be construed in all respects and enforced according to the laws of the State of Georgia.

    IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

SPECTRX, INC. (Corporate SEAL)

BY:           /s/ Mark L. Faupel
                Mark L. Faupel

TITLE:     President & Chief Executive Officer